Vessels, Net	6 Months Ended
Jun. 30, 2020
Vessels, Net [Abstract]
Vessels, Net
7.	Vessels, Net:

The amounts in the accompanying interim consolidated balance sheets are analyzed as follows:

	June 30, 2020	December 31, 2019
Cost:
Beginning balance	292,280	270,814
- Additions for improvements	4,056	21,466
Ending balance	296,336	292,280

Accumulated depreciation:
Beginning balance	(38,499)	(27,600)
- Depreciation for the period	(6,129)	(10,899)
Ending balance	(44,628)	(38,499)

Net book value	251,708	253,781

During the six-month period ended June 30, 2020, the Company installed an exhaust gas cleaning system, or scrubber, on one of its vessels. The cost of this scrubber amounted to $3,673 in the aggregate. During 2019, the Company installed scrubbers on five of its vessels. The cost of these scrubbers amounted to $21,435 in the aggregate. The cost of the scrubbers was accounted as major improvement and was capitalized to vessels’ cost and will be depreciated over the remaining useful life of each vessel. Additionally, an amount of $383 and $31 of expenditures were capitalized during the six-month period and year ended June 30, 2020 and December 31, 2019, respectively.

As of June 30, 2020, all vessels, except for the Knightship and the Championship that are financed through other financial liabilities (sale and leaseback agreements), are mortgaged to secured loans of the Company (Note 8).

Advances for Vessels Acquisitions and Other Costs

On May 26, 2020, the Company entered into an agreement with an unaffiliated third party for the purchase of a secondhand Capesize vessel built in 2005 at a Japanese shipyard, at a gross purchase price of $11,400. The Company expects to finance the vessel acquisition with cash on hand and delivery of the vessel from its sellers is expected to take place within August 2020. A deposit of $1,140 which has been paid to an escrow account is shown in the Advances for vessels acquisitions and other costs line item of the unaudited interim consolidated balance sheets.